SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) January 22, 2004
                                                          ----------------

                              GLIMCHER REALTY TRUST
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               (Exact Name of Registrant as Specified in Charter)

       Maryland                      1-12482                 31-1390518
       --------                      -------                 ----------
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


      150 East Gay Street, Columbus, Ohio               43215
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    (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code (614) 621-9000
                                                          --------------


         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

     (a) On January 22, 2004, Glimcher Realty Trust (the "Trust") and Glimcher Properties Limited Partnership, a Delaware limited partnership, entered into an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, as representative of the underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), providing for the purchase by the Underwriters from the Trust of 6,000,000 shares of the Company's 8 1/8% Series G Cumulative Redeemable Preferred Shares of beneficial interest, par value $.01 per share (the "Series G Preferred Shares"), at a purchase price of $25.00 per Series G Preferred Share. The Series G Preferred Shares have a liquidation preference of $25.00 per share and are redeemable by the Company on and after February 23, 2009.

     (b) On January 23, 2004, the Trust announced that it will redeem all of its outstanding 9 1/4% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Series B Preferred Shares") on February 27, 2004 to holders of record on January 27, 2004 at a price of $25.00 per share, plus $0.366146 of unpaid dividends through the Redemption Date, for an aggregate redemption price of $25.366146 per Series B Preferred Shares.

     For further information concerning the issuance of the Series G Preferred Shares or the Redemption of the Series B Preferred Shares, see the press release attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits

          1.1 Underwriting Agreement, dated as of January 22, 2004, among the Trust, Glimcher Properties Limited Partnership and Morgan Stanley & Co. Incorporated, as representative for the underwriters named in Schedule I to the Underwriting Agreement.

          99.1 Press Release, dated January 23, 2004.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 2004

                                        GLIMCHER REALTY TRUST

                                        By: /s/ George A. Schmidt
                                            -------------------------
                                            George A. Schmidt,
                                            Executive Vice President,
                                            General Counsel
                                            and Secretary

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

                                  EXHIBIT INDEX


EXHIBIT NO.
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Exhibit 1.1    Underwriting Agreement, dated as of January 22, 2004, among the
               Trust, Glimcher Properties Limited Partnership and Morgan Stanley & Co. Incorporated, as representative for the underwriters named in Schedule I to the Underwriting Agreement.


Exhibit 99.1   Press Release, dated January 23, 2004.

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